UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)              June 7, 2010

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

(Exact name of Registrant as specified in its charter)

MARYLAND                         001-33177                22-1897375

(State or other jurisdiction     (Commission        (IRS Employer

         of incorporation)                        File Number)            Identification Number)

3499 Route 9N, Suite 3C, Freehold, NJ    07728

(Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code         (732) 577-9996

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[  ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 142-12 under the Exchange Act (17 CFR 240.14a-12

[  ] Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 7, 2010, the Company amended the employment agreement with Maureen E. Vecere, who was appointed as the Company’s Chief Financial Officer (Chief Accounting Officer) on June 2, 2010.    The amendment is effective June 7, 2010 and is attached as exhibit 99.

Item 9.01   Financial Statements and Exhibits.

(c)   Exhibits.

99

Amendment to Employment Agreement – Maureen E. Vecere, June 7, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MONMOUTH REAL ESTATE INVESTMENT CORPORATION

                                /s/   Maureen Vecere

                                Maureen Vecere

                                Chief Financial and Accounting Officer

     Date        June 7, 2010